American Century Quantitative Equity Funds
PROSPECTUS SUPPLEMENT

EQUITY GROWTH FUND * INCOME & GROWTH FUND * SMALL CAP QUANTITATIVE FUND
GLOBAL GOLD FUND * GLOBAL NATURAL RESOURCES FUND * UTILITIES FUND

Supplement dated September 4, 2002 * Prospectus dated May 1, 2002
                                     (Investor Class, Advisor Class,
                                      Institutional Class and C Class)

SPECIAL MEETING OF SHAREHOLDERS

All funds

At a Special Meeting of Shareholders held August 2, 2002, shareholders voted on the following proposal.

Shareholders of the aforementioned funds elected the funds' eight-member Board of Directors for indefinite terms, effective immediately following the meeting.
The elected Directors are Albert Eisenstat, Ronald J. Gilson, Kathryn A. Hall,
William M. Lyons, Myron S. Scholes, Kenneth E. Scott, James E. Stowers III and
Jeanne D. Wohlers.

Global Natural Resources

At a Special Meeting of Shareholders held September 3, 2002, shareholders voted on the following proposal.

Shareholders of Global Natural Resources did not approve the liquidation and termination of the fund.

Effective May 15, 2002, the fund was closed and remains closed to new investors.

SH-SPL-31351   0209